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                                                                       EXHIBIT A






INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-48402, No. 33-70633, No. 33-70641 and No. 33-70643 of The Buckle, Inc. on
Forms S-8 of our report dated July 25, 2001, appearing in this Annual Report on Form 11-K of The Buckle, Inc. Cash or Deferred Profit Sharing Plan for the year ended January 31, 2001.







DELOITTE & TOUCHE LLP

Omaha, Nebraska
July 25, 2001